Smith Barney

                              MUNICIPAL FUND, INC.

                               [GRAPHIC OMITTED]

                                                              Semi-Annual Report
                                                              June 30, 2000

Smith Barney
Municipal
Fund, Inc.

                                                [PHOTO]           [PHOTO]

                                                Heath B.          Peter M.
                                                McLendon          Coffey

                                                Chairman          Vice President

Dear Shareholder:

We are pleased to provide you with the semi-annual report for the Smith Barney Municipal Fund, Inc. ("Fund") for the period ended June 30, 2000. During the period, the Fund distributed income dividends totaling $0.38 per share. The table below shows the annualized distribution rate and six-month total return based on the Fund's net asset value ("NAV") per share and its American Stock Exchange ("AMEX") closing price:(1)

          Price                  Annualized                   Six-Month
        Per Share            Distribution Rate(2)           Total Return(2)
      -------------          --------------------           ---------------
      $14.54 (NAV)                  5.36%                       2.48%
      $12.75 (AMEX)                 6.12%                       5.70%

The Fund had a total return based on NAV of 2.48% for the six months ended June 30, 2000. In comparison, the Lipper Inc. ("Lipper") peer group of closed-end municipal bond funds returned 4.00% (based on NAV) for the same period. (Lipper is major fund-tracking organization.)

Special Shareholder Notice

On June 23, 2000, the Board of Directors of Smith Barney Intermediate Municipal Fund, Inc. and the Board of Directors of Smith Barney Municipal

----------

(1) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which the investor may buy or sell shares of the Fund is its market (AMEX) price as determined by supply and demand.

(2) Total returns are based on changes in NAV or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in the report. This annualized distribution rate assumes a current monthly income dividend rate of $0.065 for twelve months. The rate is as of July 31, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.


--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                              1

Fund, Inc. each announced today their unanimous approval of a proposed plan to combine Smith Barney Municipal Fund, Inc. (AMEX: "SBT") with and into Smith Barney Intermediate Municipal Fund, Inc. (AMEX: "SBI").

In the transaction, SBI will acquire the assets and stated liabilities of SBT in exchange for shares of SBI. Under the Plan of Reorganization, holders of common stock of SBT will receive full and fractional shares of SBI common stock, with an aggregate net asset value equal to the net asset value of their SBT common stock, computed based on the net asset value of each fund as of the last trading day prior to the scheduled closing date of October 13, 2000.

The close of business on July 28, 2000 is the record date for the determination of shareholders of each Fund eligible to vote at the Special Meetings of Shareholders scheduled for October 11, 2000, subject to such postponements as the Boards deem appropriate.

The combination of SBT and SBI is subject to the approval of the shareholders of each Fund, as well as various other customary closing conditions, including the receipt of legal opinions that the transaction will qualify as a tax-free reorganization. SBI, the surviving Fund, will continue to operate within the parameters of its investment objective of providing shareholders with a high level of current income exempt from regular federal income taxes consistent with prudent investing. The Fund seeks to maintain a dollar-weighted average maturity between three and 10 years, and invests at least two-thirds of its total assets in municipal securities rated in the three highest rating categories at the time of investment.

SBT invests primarily in investment grade municipal debt securities with remaining maturities of less than fifteen years. Following the combination with SBT, SBI's larger size may benefit shareholders through enhanced liquidity in the secondary market and a lower expense ratio.

Investment Strategy(3)

The Fund's investment objective is to provide as high a level as possible of current income exempt from federal income taxes.(4) We continue to follow an investment strategy that emphasizes high-quality, high coupon issues. In addition, we ladder the maturity and call structure of the Fund's portfolio in order to seek a consistent stream of income. (One way to seek to limit your risk in bond investing is to set up a bond ladder--that is, a series of bonds with a range of maturities.)

----------

(3) The information provided represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund.

(4) Please note a portion of the Fund's income may be subject to the Alternative Minimum Tax ("AMT").


--------------------------------------------------------------------------------
2                                        2000 Semi-Annual Report to Shareholders

In accordance with the Fund's investment policy, the Fund's portfolio is primarily invested in intermediate-term municipal bonds. At least 80% of its total assets must be invested in municipal bonds that have remaining maturities of less than 15 years. We believe that investing in intermediate-term municipal bond positions enables the Fund's portfolio to seek higher yields with only slightly higher price volatility than short-term municipal securities. Short-term municipal securities do have a high degree of stability because they are less sensitive to changing interest rates; however, you might be giving up yield potential.

In addition, we raised the credit quality of the portfolio. As of June 30, 2000, 90.6% of the Fund's holdings were rated investment grade(5) and 38.8% of the Fund's investments were rated triple-A.

A major portion of the Fund's assets were allocated among the following types of municipal bond issues as of June 30, 2000: hospital bonds (23.2%), escrowed to maturity bonds (13.7%) and industrial development bonds (11.1%).

Municipal Bond Market Update

The municipal bond market is being influenced by two conflicting sets of pressures. On one side is the strong U.S. economy, which is likely to keep the Federal Reserve Board ("Fed") in a tightening mode throughout the remainder of 2000. On the other side there exists supply and demand pressures which continue to create shortages in many municipalities and maturities.

The greatest challenge to the bond markets -- and to the capital markets in general -- is a U.S. economy which continues to grow, at what some economists think is an unsustainable rate, without triggering renewed inflationary fears and pressures. Accordingly, the Fed has shifted to a more aggressive posture to slow demand to a level that is more in line with the economy's potential non-inflationary growth rate. The Fed has emphasized that the economic imbalances resulting from the U.S. demand surge have become more pressing. Despite recent stock market fluctuations, the broadest indexes remain ahead of last year's values, suggesting that the wealth effect will diminish only gradually.

It is important to stress that Fed tightening, and the prospect for additional tightening, have already caused yields on non-U.S. Treasury taxable bonds to increase sharply relative to U.S. Treasuries. However, in the municipal market, patterns have been considerably more favorable. Yields on intermediate- and long-term maturities are up 35 basis points(6) or so from recent lows, but we do not expect them to move appreciably higher, for several reasons. First, new issue supply remains very light by recent standards. New issue volume peaked

----------

(5) Investment grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or determined by the manager to be of equivalent quality.

(6)   A basis point is 0.01% or one one-hundredth of a percent.


--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                              3
at $292 billion in 1998, and dropped to roughly $225 billion in 1999. This year, issuance is running nearly 30% behind 1999 year-to-date levels.

Second, demand for municipals from individual investors remains extremely strong. Yields are higher, particularly on short and intermediate maturities, resulting in part from a continuing lack of demand from institutional buyers.

The third reason for our optimism regarding the municipal bond market relates to asset re-allocation. Many individuals have made massive amounts of money in the stock markets, despite recent weakness. Now, with the technology sector under considerable pressure and the overall stock market weaker and more volatile, a very large number of investors are seeking to diversify their risks. In many cases, they are turning to municipal bonds as an alternative.

Portfolio Update

With the bond markets likely to remain volatile, we continue to favor a gradual approach into the market. We tend to favor longer and intermediate maturities, where most of the benefits of the steep positive slope of the municipal yield curve can be obtained. (The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.)

Average credit quality remained relatively high in the Fund during the reporting period. Although quality spreads have widened due to earnings pressure, especially in hospitals and healthcare-related sectors, the difference in yield between the highest-quality issues and medium-grade issues is, in our view, relatively modest. We think our proprietary research enables us to invest in select medium-term credits for which perceived market risk is greater than our analysis indicates. Moreover, while no guarantees can be made, we think our strategy may have the potential to increase income.

During the reporting period, we took advantage of rising interest rates to generate additional yield in the Fund. We also wanted to incorporate additional call protection into the Portfolio by selling off some of our higher coupon bonds with shorter calls, and replacing them with bonds that have similar high coupon structure, but are not subject to early call. (Callable bonds are redeemable by the issuer before the scheduled maturity under specific conditions and at a stated price, which usually begins at a premium to par and declines annually. Bonds are usually "called" when interest rates fall so significantly that the issuer can save money by floating new bonds at lower rates.)

One of our objectives in the Fund is to try to create a built-in income stream for the long term. To this end, we have generally focused on securities with high credit quality and good call protection, as we believe they offer good long-term value. Moreover, we have a fairly long-weighted average life in the Fund because we believe that the risk of higher inflation at the present time is negligible. In addition, we think our greater emphasis on call protection should provide our shareholders with more consistent income if interest rates do in fact go down.


--------------------------------------------------------------------------------
4                                        2000 Semi-Annual Report to Shareholders

Municipal Bond Market Outlook

In our view, the Fed has been effective in enacting monetary policy that should facilitate a soft landing for the economy, during which growth will slow just enough to relieve inflation worries, but not enough to threaten a recession. We think the recent rise in interest rates has created buying opportunities. While no guarantees can be made, we remain confident that we may be able to achieve a high level of tax-exempt income, consistent with prudent investing and close attention to credit quality.

In light of the recent volatility in the fixed-income markets, one surprising result is clear to us: long-term municipal bond yields have not changed much in several months. The relative stability of this asset class should be reassuring for investors seeking to ride out bond market volatility (as well as higher volatility in the other major capital markets).

We also believe that Fed monetary policy action should be sufficient to slow the economy without triggering higher inflation. The good news is that the economy's "soft landing" is likely to be at a higher annual growth rate than was previously thought possible due to the possible emergence of a New Economy where technological advances can spur growth without inflationary pressures.

Although the bond markets remain unsettled, we maintain our positive outlook for municipal securities for the following reasons:

o Longer intermediate and long maturity yields remain very high relative to taxable counterparts. For example, several types of bonds are yielding roughly 95% to 100% of similar maturity U.S. Treasuries;

o The municipal yield curve remains very steeply sloped, even as the U.S. Treasury yield curve is inverted; and

o When capital markets begin to believe that the Fed has achieved its goal of easing growth down to non inflationary levels, bonds could rally and shortages of bonds with the best coupon structures and call provisions could eventually surface.

Thank you for investing in the Smith Barney Municipal Fund, Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon                               /s/ Peter M. Coffey

Heath B. McLendon                                   Peter M. Coffey
Chairman                                            Vice President

July 18, 2000


--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                              5

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains distributions, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent") will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV previously determined before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 24. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at
(800) 331-1710.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
6                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                June 30, 2000
--------------------------------------------------------------------------------

     FACE
    AMOUNT         RATING(a)                                 SECURITY                                  VALUE
==============================================================================================================
Education -- 4.4%
     $1,000,000     Aa2*        Arizona Education Loan Corp., 6.625% due 9/1/05 (b)                $ 1,031,250
        120,000     Aaa*        Du Page County, IL School District No. 041, Glen Ellyn,
                                   Capital Appreciation, FGIC-Insured, zero coupon due 2/1/17           45,150
      1,075,000     Aaa*        Lago Vista, TX Independent School District, Capital
                                   Appreciation, PSFG, zero coupon due 8/15/21                         306,375
        215,000     Aaa*        Lake & McHenry Counties, IL Community School District
                                   No. 118, Capital Appreciation, FGIC-Insured,
                                   zero coupon due 2/1/11                                              121,206
      1,000,000     Aaa*        Nebhelp Inc., Nebraska Revenue, MBIA-Insured, Series A,
                                   6.200% due 6/1/13                                                 1,042,500
--------------------------------------------------------------------------------------------------------------
                                                                                                     2,546,481
--------------------------------------------------------------------------------------------------------------
Escrowed to Maturity (c) -- 13.7%
        255,000     AAA         Anderson County, SC Hospital Facilities Revenue,
                                   7.125% due 8/1/07                                                   273,169
      1,110,000     AAA         Boston, MA Water & Sewer Community Revenue, Series A,
                                   10.875% due 1/1/09, Sinking Fund Average Life 9/5/05              1,390,275
        655,000     AAA         Illinois Health Facility Authority Revenue, (Methodist
                                   Medical Center Project), 9.000% due 10/1/10,
                                   Sinking Fund Average Life 10/1/05                                   765,531
        875,000     AAA         Jackson, TN Water & Sewer Revenue, 7.200% due 7/1/12,
                                   Sinking Fund Average Life 2/7/07                                    965,781
        415,000     AAA         Lake County, OH Hospital Improvement Revenue,
                                   Lake County Memorial Hospital, 8.625% due 11/1/09                   479,325
      1,270,000     NR          Los Angeles, CA Hollywood Presbyterian Medical Center,
                                   9.625% due 7/1/13, Sinking Fund Average Life 6/13/08              1,619,250
        200,000     AAA         Louisiana Public Facilities, Southern Baptist Hospital,
                                   8.000% due 5/15/12, Sinking Fund Average Life 6/6/07                230,750
        180,000     Aaa*        Nacogdoches County, TX Hospital District Revenue,
                                   9.000% due 5/15/04                                                  196,200
        230,000     AAA         New Jersey State Turnpike Authority Revenue Refunding Bond,
                                   10.375% due 1/1/03, Sinking Fund Average Life 1/25/02               248,400
      1,115,000     AAA         Ohio State Water Development Authority Revenue,
                                   Safe Water, Series 2, 9.375% due 12/1/10,
                                   Sinking Fund Average Life 10/1/05                                 1,326,850
        345,000     AAA         Ringwood Borough, NJ Sewer Authority Special Obligation
                                   Refunding, 9.875% due 7/1/13                                        434,700
--------------------------------------------------------------------------------------------------------------
                                                                                                     7,930,231
--------------------------------------------------------------------------------------------------------------
General Obligation -- 3.5%
        500,000     AAA         Anchorage, AK FGIC-Insured, 6.000% due 10/1/14                         534,375
        695,000     Aaa*        East Rochester, NY Unified Free School District, FSA-Insured,
                                   5.700% due 6/15/13                                                  717,588
        500,000     Aaa*        Erie County, NY Public Improvement, AMBAC-Insured, Series C,
                                   5.500% due 7/1/29                                                   476,875
        290,000     A3*         New Haven, CT Unrefunded Balance, Series B,
                                9.000% due 12/1/01                                                     306,675
--------------------------------------------------------------------------------------------------------------
                                                                                                     2,035,513
--------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                              7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2000
--------------------------------------------------------------------------------

     FACE
    AMOUNT         RATING(a)                                 SECURITY                                  VALUE
==============================================================================================================
Hospital -- 23.2%
     $  435,000     BBB         Allentown, PA Area Hospital Authority Revenue Refunding,
                                   Sacred Heart Hospital, Series A, 6.200% due 11/15/03            $   437,175
        500,000     BBB-        Arkansas Development Finance Authority Revenue,
                                   (Washington Regional Medical Center), 7.000% due 2/1/15             490,625
        650,000     AAA         Calcasieu Parish, LA Memorial Hospital Service District
                                   Revenue Refunding, Lake Charles Memorial Hospital,
                                   Series A, CONNIE LEE-Insured, 7.500% due 12/1/05                    719,875
      1,500,000     A+          California Statewide Community Development Authority
                                   Revenue, COP Refunding Hospital, Triad Healthcare,
                                   6.250% due 8/1/06                                                 1,591,875
      1,000,000     A           Clackamas County, OR Hospital Facility Authority Revenue,
                                   (Kaiser Permanente), Series A, 5.375% due 4/1/14                    946,250
      2,000,000     AA          Harris County, TX Health Facilities Development Corp., (Texas
                                   Children's Hospital Project), Series A, 5.375% due 10/1/14        1,895,000
        755,000     BBB+        Henderson, NV Health Care Facility Revenue, (Catholic
                                   Healthcare West Project), Series A, 6.200% due 7/1/09               731,406
      1,300,000     A-          Illinois Health Facilities Authority Revenue Friendship,
                                   VLG Hospital, 6.650% due 12/1/06                                  1,313,000
      1,200,000     BBB+        Klamath Falls, OR Intercommunity, Merle Hospital,
                                   8.000% due 9/1/08                                                 1,323,000
      1,000,000     B3*         Langhorne Manor Borough, PA Higher Education &
                                   Health Authority, Bucks County, Lower Bucks Hospital,
                                   6.750% due 7/1/02                                                   943,750
      1,000,000     BBB+        Maricopa County, AZ IDA, Health Facilities Revenue,
                                   (Catholic Healthcare West Project), Series A,
                                   5.250% due 7/1/06                                                   952,500
      2,000,000     AAA         Orange County, FL Health Facilities Authority Revenue,
                                   Adventist Health System/Sunbelt, FSA-Insured, FLAIRS,
                                   6.050% due 11/15/07 (d)                                           2,072,500
--------------------------------------------------------------------------------------------------------------
                                                                                                    13,416,956
--------------------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 5.3%
      1,100,000     Baa2*       Dallas, TX Housing Corp. Capital Program Revenue
                                   Refunding, Section 8 Assisted, 7.700% due 8/1/05,
                                   Sinking Fund Average Life 9/2/03                                  1,119,250
      1,470,000     NR          Lynchburg, VA Redevelopment & Housing Authority,
                                   Multi-Family Housing Revenue Refunding, Princeton
                                   Circle Association, 6.250% due 12/1/10,
                                   Sinking Fund Average Life 9/24/07                                 1,447,950
        500,000     BBB+@@      Montgomery County, PA Redevelopment Authority,
                                   Multi-Family Housing Revenue, Series A,
                                   6.375% due 7/1/12, Sinking Fund Average Life 1/29/09                504,375
--------------------------------------------------------------------------------------------------------------
                                                                                                     3,071,575
--------------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 7.5%
        135,000     A1*         Ford County, KS Single-Family Mortgage Revenue Refunding,
                                   Series A, FHA-Insured, 7.900% due 8/1/10                            140,400
        190,000     AA          Juneau City & Borough, AK Home Mortgage Revenue
                                   Refunding, Mortgage-Backed Securities Program,
                                   FNMA-Collateralized, FHA-Insured, 8.000% due 2/1/09                 197,125


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
8                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2000
--------------------------------------------------------------------------------

     FACE
    AMOUNT         RATING(a)                                 SECURITY                                  VALUE
==============================================================================================================
Housing: Single-Family -- 7.5% (continued)
     $  500,000     NR          Lees Summit, MO IDA Health Facilities, Refunding &
                                   Improvement Revenue, (John Knox Village Project),
                                   7.125% due 8/15/12, Sinking Fund Average Life 2/17/08           $   516,250
        920,000     Aa3*        Massachusetts State HFA, Single-Family, Series 38,
                                   7.200% due 12/1/26 (b)                                              960,250
         60,000     Aa2*        Montgomery County, MD Housing Opportunities
                                   Commission Mortgage Revenue, Series A,
                                   7.200% due 7/1/04                                                    61,589
        810,000     AAA         Pima County, AZ IDA, Single-Family Mortgage Revenue,
                                   Series A, GNMA/FNMA-Collateralized,
                                   step bond to yield 6.250% due 11/1/29 (b)                           824,175
      1,500,000     BBB         Puerto Rico Housing Bank & Finance Agency,
                                   7.500% due 12/1/06                                                1,655,625
--------------------------------------------------------------------------------------------------------------
                                                                                                     4,355,414
--------------------------------------------------------------------------------------------------------------
Industrial Development -- 11.1%
        535,000     BB+         Bourbonnais, IL IDR Refunding, (Kmart Corp. Project),
                                   6.600% due 10/1/06                                                  544,363
      1,500,000     AAA         Des Moines, IA IDR Refunding Revenue, (The Printer Project
                                   1992), LOC Norwest Bank, 6.375% due 9/1/09                        1,505,625
      1,500,000     BBB+        Dickinson County, MI Economic Development Corp., Solid
                                   Waste Disposal Refunding Revenue, Champion International,
                                   6.550% due 3/1/07                                                 1,536,885
      1,000,000     AA-         LaCrosse, WI Resource Recovery Revenue, (Northern States
                                   Power Co. Project), 6.000% due 11/1/21 (b)                        1,001,250
        310,000     AAA         Massachusetts State Developmental Finance Agency Revenue,
                                   GMNA-Collateralized, Series A, 6.700% due 10/20/21                  331,312
      1,000,000     BBB         Oklahoma Developmental Finance Authority Revenue, Hillcrest
                                   Healthcare System, Series A, 5.625% due 8/15/19                     800,000
        500,000     BBB         Schuylkill County, PA Industrial Development Authority Revenue,
                                   Pine Groove Landfill Inc., 5.100% due 10/1/19                       435,000
      1,000,000     CC          Tooele County, UT Hazardous Waste Disposal Revenue,
                                   Laidlaw Incineration, Series A, 6.750% due 8/1/10 (b)               280,000
--------------------------------------------------------------------------------------------------------------
                                                                                                     6,434,435
--------------------------------------------------------------------------------------------------------------
Miscellaneous -- 9.1%
        500,000     NR          Barona Band of Mission Indians, CA, 8.250% due 1/1/20                  507,500
      1,050,000     AA          Bernalillo County, NM Gross Receipts Tax Revenue Refunding,
                                   5.125% due 4/1/17                                                   994,875
      1,000,000     BBB-        Clarksville, TN Natural Gas Acquisition Corp. Gas Revenue,
                                   Series A, 7.500% due 11/1/04                                      1,024,530
        640,000     NR          Clayton County, GA Development Authority Revenue, First
                                   Mortgage, Senior Care Group Inc., (Bayberry Project),
                                   6.750% due 7/1/10                                                   597,600
      1,000,000     A           Illinois Development Finance Authority Revenue, City of East
                                   St. Louis, 6.875% due 11/15/05, Sinking Fund
                                   Average Life 7/26/03                                              1,058,750
        645,000     Baa2*       Indianapolis, IN Economic Development Refunding &
                                   Improvement Revenue, National Benevolent Association,
                                   (Robin Run Village Project), 6.900% due 10/1/04                     660,319


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                              9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2000
--------------------------------------------------------------------------------

     FACE
    AMOUNT         RATING(a)                                 SECURITY                                  VALUE
==============================================================================================================
Miscellaneous -- 9.1% (continued)
     $  430,000     AAA         Massachusetts State Industrial Finance Agency Assisted
                                   Living Facility Revenue, (Arbors at Amherst Project),
                                   GNMA-Collateralized, 5.750% due 6/20/17                         $   434,838
--------------------------------------------------------------------------------------------------------------
                                                                                                     5,278,412
--------------------------------------------------------------------------------------------------------------
Pollution Control -- 3.0%
      1,000,000     Aa3*        Brazos River, TX Navigation Harbor District, Brazonia County,
                                   PCR, (BASF Corp. Project), 6.750% due 2/1/10                      1,093,750
        595,000     A+          Broward County, FL Resource Recovery PCR, (North Project),
                                   7.950% due 12/1/08                                                  612,368
--------------------------------------------------------------------------------------------------------------
                                                                                                     1,706,118
--------------------------------------------------------------------------------------------------------------
Pre-Refunded (e) -- 1.7%
        460,000     Aaa*        Philadelphia, PA Hospital Revenue, (United Hospital Inc.
                                   Project), 10.875% due 7/1/08, (Call 7/1/05 @ 100),
                                   Sinking Fund Average Life 4/6/04                                    549,700
        370,000     NR          San Leandro, CA Redevelopment Agency Residential Mortgage
                                   Revenue, 11.250% due 4/1/13, (Call 10/1/04 @ 100),
                                   Sinking Fund Average Life 4/13/04                                   447,700
--------------------------------------------------------------------------------------------------------------
                                                                                                       997,400
--------------------------------------------------------------------------------------------------------------
Public Facilities -- 1.8%
      1,000,000     A-          Dekalb County, IN Redevelopment Authority Revenue,
                                   (Mini-Mill LOC Public Improvement Project), Series A,
                                   6.250% due 1/15/08                                                1,051,250
--------------------------------------------------------------------------------------------------------------
Short-Term Securities -- 1.9%
        200,000     VMIG 1*     Philadelphia, PA Institution Cancer Research, Series A,
                                   4.160% due 7/1/13                                                   200,000
        900,000     VMIG 1*     Sublette County, WY Pollution Control Revenue,
                                   (Exxon Project), Series B, 3.950% due 7/1/17                        900,000
--------------------------------------------------------------------------------------------------------------
                                                                                                     1,100,000
--------------------------------------------------------------------------------------------------------------
Transportation -- 6.3%
        855,000     A           Connecticut, State Special Obligation, (Bradley International
                                   Airport), ACA-Insured, Series A, 6.375% due 7/1/12                  884,925
      2,000,000     BBB-        Connector 2000 Association, SC Toll Road Revenue,
                                   Capital Appreciation, Series B, zero coupon due 1/1/15              675,000
      2,000,000     BBB-        Pocahontas Parkway Association, Virginia Toll Road Revenue,
                                   Capital Appreciation, Series B, zero coupon due 8/15/19             520,000
        500,000     BBB-        Raleigh-Durham, NC Airport Authority Special Facilities Revenue,
                                   (American Airlines Inc. Project), 9.400% due 11/1/00                506,215
        595,000     NR          Sanford, FL Airport Authority IDR (Central Florida Terminals
                                   Project), Series B, 7.500% due 5/1/06 (b)                           618,800
        500,000     AA+         Tri-County Metropolitan Transportation District, OR Revenue,
                                   Series A, 5.000% due 8/1/19                                         455,625
--------------------------------------------------------------------------------------------------------------
                                                                                                     3,660,565
--------------------------------------------------------------------------------------------------------------
Utilities -- 4.6%
      2,000,000     AAA         Chelan County, WA Public Utililties Distribution
                                   No. 1, Columbia River Rock Island, MBIA-Insured,
                                   zero coupon due 6/1/23                                              970,000


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2000
--------------------------------------------------------------------------------

     FACE
    AMOUNT         RATING(a)                                 SECURITY                                  VALUE
==============================================================================================================
Utilities -- 4.6% (continued)
     $1,500,000     AAA         Long Island Power Authority, New York Electric Systems
                                   Revenue Capital Appreciation, FSA-Insured, Series B,
                                   zero coupon due 6/1/15                                          $   643,125
      1,000,000     BBB         North Carolina Eastern Municipal Power Agency, Power
                                   System Revenue, Series D, 6.450% due 1/1/14                       1,017,500
--------------------------------------------------------------------------------------------------------------
                                                                                                     2,630,625
--------------------------------------------------------------------------------------------------------------
Water & Sewer -- 2.9%
      1,000,000     AAA         Jefferson County, AL Sewer Revenue, Capital Improvement
                                   Warrants, Series A, FGIC-Insured, 5.000% due 2/1/33                 868,750
        765,000     AAA         Pueblo, CO Bridge Waterworks, Water Revenue, Series A,
                                   FSA-Insured, 6.000% due 11/1/14                                     803,250
--------------------------------------------------------------------------------------------------------------
                                                                                                     1,672,000
--------------------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENTS -- 100%
                              (Cost -- $57,907,669**)                                              $57,886,975
==============================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those which are identified by an asterisk (*) are rated by Moody's Investors Service, Inc. and those identified by a double dagger (@@) are rated by Fitch IBCA, Inc.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Bonds are escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(d) Inverse floating rate security - coupon varies inversely with level of short-term tax-exempt interest rates.
(e) Bonds are escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 12 and 13 for definition of ratings and certain security descriptions.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                             11

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA         --    Bonds rated "AAA" have the highest rating assigned by Standard
                  & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA          --    Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A           --    Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB         --    Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC  --    Bonds rated "BB","B","CCC" and "CC" are regarded, on balance,
and CC            as predominantly speculative with respect to the issuer's
                  capacity to pay interst and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.
                  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Ba," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa         --    Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.

Aa          --    Bonds rated "Aa" are judged to be of high quality by all
                  standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A           --    Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                  Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa         --    Bonds rated "Baa" are considered to be medium grade
                  obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba          --    Bonds rated "Ba" are judged to have speculative elements;
                  their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B           --    Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


--------------------------------------------------------------------------------
12                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited) (continued)
--------------------------------------------------------------------------------

Fitch IBCA, Inc. ("Fitch") -- Ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major ratings categories.

A           --    Bonds rated "A" by Fitch are considered to have a low
                  expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

BBB         --    Bonds rated "BBB" by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

BB          --    Bonds rated "BB" by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

NR          --    Indicates that the bond is not rated by Standard & Poor's,
                  Moody's or Fitch.

--------------------------------------------------------------------------------
Short-Term Securities Ratings (unaudited)
--------------------------------------------------------------------------------

A-1         --    Standard & Poor's highest commercial paper rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

VMIG 1      --    Moody's highest rating for issues having a demand
                  feature--VRDO.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ACA         -- American Capital Assurance
AMBAC       -- AMBAC Indemnity Corporation
CONNIE LEE  -- College Construction Loan Insurance Association
COP         -- Certificate of Participation
FGIC        -- Financial Guaranty Insurance Company
FHA         -- Federal Housing Administration
FLAIRS      -- Floating Adjustable Interest Rate Securities
FNMA        -- Federal National Mortgage Association
FSA         -- Financial Security Assurance
GNMA        -- Government National Mortgage Association
GO          -- General Obligation
HFA         -- Housing Finance Authority
IDA         -- Industrial Development Agency
IDR         -- Industrial Development Revenue
LOC         -- Letter of Credit
MBIA        -- Municipal Bond Investors Assurance Corporation
NBA         -- National Benevolent Association
PCR         -- Pollution Control Revenue
PSFG        -- Permanent School Fund Guaranty


--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                             13

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                    June 30, 2000
--------------------------------------------------------------------------------

ASSETS:
    Investments, at value (Cost -- $57,907,669)                    $ 57,886,975
    Interest receivable                                               1,153,068
    Receivable for securities sold                                    1,715,640
-------------------------------------------------------------------------------
    Total Assets                                                     60,755,683
-------------------------------------------------------------------------------
LIABILITIES:
    Payable for securities purchased                                  2,584,083
    Dividends payable                                                    94,120
    Payable to bank                                                      51,894
    Management fees payable                                              31,515
    Accrued expenses                                                     23,827
-------------------------------------------------------------------------------
    Total Liabilities                                                 2,785,439
-------------------------------------------------------------------------------
Total Net Assets                                                   $ 57,970,244
===============================================================================
NET ASSETS:
    Par value of capital shares                                    $      3,988
    Capital paid in excess of par value                              59,644,981
    Undistributed net investment income                                 103,318
    Accumulated net realized loss from security transactions         (1,761,349)
    Net unrealized depreciation of investments                          (20,694)
-------------------------------------------------------------------------------
Total Net Assets
    (Equivalent to $14.54 a share on 3,987,862 shares of $0.001
    par value outstanding; 100,000,000 shares authorized)          $ 57,970,244
===============================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended June 30, 2000

INVESTMENT INCOME:
    Interest                                                       $  1,831,287
-------------------------------------------------------------------------------
EXPENSES:
    Management fees (Note 3)                                            203,517
    Shareholder and system servicing fees                                20,289
    Shareholder communications                                           15,913
    Audit and legal                                                      12,183
    Pricing service fees                                                  5,469
    Registration fees                                                     2,586
    Directors' fees                                                       1,989
    Custody                                                               1,740
    Other                                                                 4,972
-------------------------------------------------------------------------------
    Total Expenses                                                      268,658
-------------------------------------------------------------------------------
Net Investment Income                                                 1,562,629
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 4):
    Realized Loss From Security Transactions
    (excluding short-term securities):
      Proceeds from sales                                            21,874,996
      Cost of securities sold                                        22,544,072
-------------------------------------------------------------------------------
    Net Realized Loss                                                  (669,076)
-------------------------------------------------------------------------------
    Change in Net Unrealized Depreciation of Investments:
      Beginning of period                                              (201,312)
      End of period                                                     (20,694)
-------------------------------------------------------------------------------
    Decrease in Net Unrealized Depreciation                             180,618
-------------------------------------------------------------------------------
Net Loss on Investments                                                (488,458)
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $  1,074,171
===============================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                             15

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended June 30, 2000 (unaudited) and the Year Ended December 31, 1999

                                                             2000            1999
-------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income                                $  1,562,629    $  3,120,283
    Net realized loss                                        (669,076)     (1,091,617)
    (Increase) decrease in net unrealized depreciation        180,618      (3,772,741)
-------------------------------------------------------------------------------------
    Increase (Decrease) in Net Assets From Operations       1,074,171      (1,744,075)
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (note 2):
    Net investment income                                  (1,536,769)     (3,040,011)
-------------------------------------------------------------------------------------
    Decrease in Net Assets From
      Distributions to Shareholders                        (1,536,769)     (3,040,011)
-------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
    Treasury stock acquired                                  (416,329)             --
-------------------------------------------------------------------------------------
    Decrease in Net Assets From
      Fund Share Transactions                                (416,329)             --
-------------------------------------------------------------------------------------
Decrease in Net Assets                                       (878,927)     (4,784,086)

NET ASSETS:
    Beginning of period                                    58,849,171      63,633,257
-------------------------------------------------------------------------------------
    End of period*                                       $ 57,970,244    $ 58,849,171
=====================================================================================
* Includes undistributed net investment income of:       $    103,318    $     77,458
=====================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
16                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Municipal Fund, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.


--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                             17

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

3. Management Agreement and Transactions with Affiliated Persons

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Fund. As compensation for its services, the Fund pays SSBC a fee calculated at the annual rate of 0.70% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

4. Investments

For the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $20,462,496
--------------------------------------------------------------------------------
Sales                                                                21,874,996
================================================================================

At June 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $ 1,123,738
Gross unrealized depreciation                                        (1,144,432)
--------------------------------------------------------------------------------
Net unrealized depreciation                                         $   (20,694)
================================================================================

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At June 30, 2000, the Fund did not have any open futures contracts.


--------------------------------------------------------------------------------
18                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

6. Options Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2000, the Fund did not have any open purchased call or put option contracts.

When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended June 30, 2000, the Fund did not enter into any written call or put option contracts.


--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                             19

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

7. Capital Shares

At June 30, 2000, the Fund had 100,000,000 shares of common stock authorized with a par value of $0.001.

At January 4, 2000, the Fund commenced a share repurchase plan. As of June 30, 2000, repurchased shares totaled 33,300 with a total cost of $416,329.

8. Capital Loss Carryforward

At December 31, 1999, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $822,700, available to offset future capital gains through December 31, 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.


--------------------------------------------------------------------------------
20                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended December 31, except where noted:

                                2000(1)         1999        1998        1997        1996        1995
=====================================================================================================
Net Asset Value,
  Beginning of Period           $ 14.63       $ 15.82     $ 15.84     $ 15.42     $ 15.75     $ 14.30
-----------------------------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income            0.39          0.78        0.78        0.83        0.84        0.83
  Net realized and
    unrealized gain (loss)        (0.12)        (1.21)       0.04        0.50       (0.32)       1.47
-----------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                  0.27         (0.43)       0.82        1.33        0.52        2.30
-----------------------------------------------------------------------------------------------------
Gains from Repurchase
  of Treasury Stock                0.02            --          --          --          --          --
-----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income           (0.38)        (0.76)      (0.81)      (0.84)      (0.85)      (0.85)
  In excess of net
    investment income                --            --          --       (0.01)         --          --
  Net realized gains                 --            --       (0.03)      (0.06)         --          --
-----------------------------------------------------------------------------------------------------
Total Distributions               (0.38)        (0.76)      (0.84)      (0.91)      (0.85)      (0.85)
-----------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                 $ 14.54       $ 14.63     $ 15.82     $ 15.84     $ 15.42     $ 15.75
-----------------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value(2)         5.70%++     (12.25)%      6.71%      10.18%      11.02%      15.83%
-----------------------------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value(2)      2.48%++      (2.14)%      5.69%       9.38%       3.96%      17.11%
-----------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)      $    58       $    59     $    64     $    64     $    62     $    63
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                         0.92%+        0.91%       0.87%       0.85%       0.90%       0.86%
  Net investment income            5.38+         5.07        4.93        5.31        5.45        5.48
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate              35%           45%         62%         58%         30%         21%
-----------------------------------------------------------------------------------------------------
Market Price, End of Period     $12.750       $12.438     $15.000     $14.875     $14.375     $13.750
=====================================================================================================

(1)   For the six months ended June 30, 2000 (unaudited).
(2) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                             21

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                   AMEX            Net Asset       Dividends       Reinvestment
Period        Closing Price*        Value*           Paid              Price
================================================================================

1998
January           $15.25            $15.91          $0.0685           $15.10
February           15.13             15.83           0.0685            14.98
March              14.38             15.76           0.0685            14.39
April              14.06             15.65           0.0685            14.28
May                14.50             15.77           0.0685            14.57
June               15.06             15.79           0.0685            15.06
July               14.94             15.75           0.0660            14.91
August             14.88             15.91           0.0660            14.74
September          15.00             16.03           0.0660            14.89
October            14.81             15.89           0.0660            14.97
November           15.13             15.89           0.0660            15.00
December           15.00             15.82           0.0660            14.81
December+          15.00             15.82           0.0322            14.67

1999
January            14.50             15.95           0.0630            14.64
February           14.69             15.75           0.0630            14.60
March              14.00             15.71           0.0630            14.09
April              14.19             15.69           0.0630            13.96
May                13.63             15.51           0.0630            13.57
June               13.50             15.22           0.0630            13.60
July               13.25             15.20           0.0630            13.11
August             12.75             15.00           0.0630            12.91
September          12.63             14.92           0.0630            12.69
October            12.69             14.71           0.0630            12.70
November           12.25             14.81           0.0630            12.25
December           12.44             14.63           0.0630            12.33

2000
January            12.63             14.50           0.0630            12.56
February           12.31             14.57           0.0630            12.32
March              12.88             14.77           0.0630            12.63
April              12.19             14.65           0.0650            12.19
May                12.50             14.32           0.0650            12.49
June               12.75             14.54           0.0650            12.86
================================================================================
*     On the last business day of the month.
+     Capital gain distribution.


--------------------------------------------------------------------------------
22                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On April 20, 2000, the Annual Meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

1. To vote on the election of Allan J. Bloostein, Richard E. Hanson, Jr. and Heath B. McLendon to serve as Directors until the year 2003; and

2. To approve or disapprove the selection of KPMG LLP as the independent auditors for the current fiscal year of the Fund.

The results of the vote on Proposal 1 were as follows:

                                            % of          Votes        % of
Directors*                  Votes For    Shares Voted    Against    Shares Voted
================================================================================
Allan J. Bloostein          3,864,612       98.783%      47,614         1.217%
Richard E. Hanson, Jr.      3,864,610       98.783       47,616         1.217
Heath B. McLendon           3,867,422       98.855       44,804         1.145
================================================================================

The results of the vote on Proposal 2 were as follows:

                 % of          Votes        % of          Votes         % of
Votes For    Shares Voted     Against   Shares Voted    Abstained   Shares Voted
================================================================================
3,882,103       99.230%        9,792       0.250%        20,331         0.520%
================================================================================

* The following Directors, representing the balance of the Board of Directors, continue to serve: Lee Abraham, Jane F. Dasher, Donald R. Foley, Paul Hardin, Roderick C. Rasmussen and John P. Toolan.


--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                             23

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below under NAV or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the stock exchange or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such NAV. PFPC will begin to purchase common stock on the open market as soon as practicable after the


--------------------------------------------------------------------------------
24                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

PFPC maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distribution under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.


--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                             25

--------------------------------------------------------------------------------

                                  Smith Barney

                                ----------------

                              MUNICIPAL FUND, INC.

--------------------------------------------------------------------------------

DIRECTORS

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Anthony Pace
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

SSB Citi Fund Management LLC

CUSTODIAN

PFPC Trust Company

TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

This report is submitted for the general information of the shareholders of Smith Barney Municipal Fund, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SMITH BARNEY
MUNICIPAL FUND, INC.
388 Greenwich Street
New York, New York 10013

FD0624  8/00